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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 15, 2002.

                                STONERIDGE, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Ohio                      001-13337               34-1598949
-------------------------------      ------------         -------------------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification No.)


     9400 East Market Street, Warren, Ohio                     44484
     ----------------------------------------             ----------------
     (Address of Principal Executive Offices)                (Zip Code)


                                 (330) 856-2443
      --------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

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ITEM 5. OTHER EVENTS.

Attached as Exhibit A is a press release issued by Stoneridge, Inc. on April 15, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               STONERIDGE, INC.



   Date: April 15, 2002                        /s/ Kevin P. Bagby
                                          -----------------------------------

                                          Kevin P. Bagby
                                          Treasurer and Chief Financial Officer
                                          (Principal Financial and Chief
                                          Accounting Officer)



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